HSBC FUNDS

HSBC U.S. Government Money Market Fund

HSBC U.S. Treasury Money Market Fund

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated October 10, 2024

to the Prospectus, dated February 28, 2024

Upon the recommendation of HSBC Global Asset Management (USA) Inc., the Board of Trustees of HSBC Funds has approved lowering the minimum initial investment for Class Y shares of each Fund from $5,000,000 to $1,000,000. Accordingly, effective immediately, the minimum initial investment for Class Y shares in the sections entitled “Purchasing and Selling Your Shares” in the Summary Section for HSBC U.S. Government Money Market Fund on page 8 of the Prospectus and in the Summary Section for HSBC U.S. Treasury Money Market Fund on page 14 of the Prospectus is hereby amended as follows:

	Minimum Initial Investment	Minimum Subsequent Investment

Class Y Shares	$1,000,000	$0

Effective immediately, the minimum initial investment for Class Y shares in the section entitled “Shareholder information – Purchasing and Adding to Your Shares” on page 26 of the Prospectus is hereby amended as follows:

	Minimum Initial Investment*	Minimum Subsequent Investment*

Class Y Shares	$1,000,000	$0

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE.

00305787